UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21734

PIMCO Global StocksPLUS ® & Income Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: March 31, 2010

Date of reporting period: September 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1: Report to Shareholders

PIMCO Global StocksPLUS® & Income Fund

S e m i - A n n u a l R e p o r t S e p t e m b e r 30, 2 0 0 9

PIMCO Global StocksPLUS & Income Fund Letter to Shareholders

November 16, 2009

Dear Shareholder:

Please find enclosed the semi-annual report for PIMCO Global StocksPLUS & Income Fund (the “Fund”) for the fiscal six-month reporting period ended September 30, 2009.

Global stock and bond markets advanced during the fiscal six-month period as monetary authorities worldwide infused financial markets with unprecedented levels of liquidity in an effort to repair a global credit crisis. In response, investors moved capital away from government bonds and into riskier asset classes, including equities and corporate credit. In this environment, the Standard & Poor’s 500 Index, an unmanaged index that is generally representative of the U.S. stock market returned 34.02% during the fiscal six-month period. A weakening U.S. dollar benefited investment in international stocks relative to U.S. stocks. The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE”), an unmanaged index generally representative of the developed international equity market, returned 49.85% during the reporting period in U.S. dollar terms as the euro and yen strengthened relative to the dollar. The broad bond market, as measured by the unmanaged Barclays Capital U.S. Aggregate Index returned 5.59% for the six-month reporting period ended September 30, 2009.

For specific information on the Fund and its performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Pacific Investment Management Company LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & Chief Executive Officer

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  1

PIMCO Global StocksPLUS & Income Fund Fund Insights/
September 30, 2009 (unaudited)	Performance & Statistics

•	For the fiscal six-month period ended September 30, 2009, PIMCO Global StocksPLUS & Income Fund (the “Fund”) returned 80.14% on net asset value (“NAV”) and 105.37% on market price.

•

The Fund’s exposure to the Morgan Stanley Capital International “Europe, Australasia, Far East” Index (“MSCI EAFE”), which is obtained using total return swaps averaged 48% during the six-month reporting period. The MSCI EAFE Index returned 49.85% for the six-months ended September 30, 2009.

•

The Fund had an average of 52% exposure to the domestic equity market via S&P 500 Index futures contracts during the fiscal six-month period, along with a defensive option strategy involving written calls and purchased puts on S&P 500 Index futures. The S&P 500 Index returned 34.02% during the reporting period. Overall, the option strategy detracted Fund performance returns as the gains in the equity markets pushed the written call options in-the-money, sacrificing upside potential, and purchased put options expired out-of-the money.

Income and valuation changes were generated in a diversified fixed-income portfolio, which collateralizes the equity positions. Factors affecting fixed-income performance:

•

On average, high-yield and investment-grade corporate bonds comprised 27% and 66% of the Fund, respectively, during the six-month period. These holdings, which were an important source of income, contributed positively to returns as their prices rose in response to increased demand for risky assets.

•

The Fund’s average exposure to non-Agency mortgages was 30% for the six-months September 30, 2009. Government-sponsored programs and improved liquidity helped these securities generate positive price returns.

•

The fixed-income securities had an average duration of 3.0 years during the fiscal six-month period. Duration exposure detracted from Fund performance as the yield on the 10-year U.S. Treasury increased, while a curve-steepening bias dampened returns as the U.S. Treasury yield curve flattened.

•

The Fund had an average exposure of 39% to Agency mortgages. Positions in these high-quality assets contributed positively to Fund performance as they outperformed like-duration U.S. Treasuries and produced income.

2  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Fund Insights/
September 30, 2009 (unaudited)	Performance & Statistics

Total Return(1):	Market Price	NAV

Six Month	105.37%	80.14%

1 Year	77.00%	2.85%

3 Year	6.68%	(6.25)%

Commencement of Operations (5/31/05) to 9/30/09	9.21%	0.62%

Market Price/NAV Performance:
Commencement of Operations (5/31/05) to 9/30/09

NAV

Market Price

Market Price/NAV:

Market Price	$16.30

NAV	$10.41

Premium to NAV	56.58%

Market Price Yield(2)	5.17%

Moody’s Rating (as a % of total investment before options written)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in net asset value (“NAV”) or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions if any, have been reinvested. Total return for a period of less than one year is not annualized. Total return does not reflect broker commissions or sales charges. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from its results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in Fund dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market yield and NAV will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a onetime public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per share dividend (comprised of net investment income) payable to shareholders by the market price per share at September 30, 2009.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  3

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
September 30, 2009 (unaudited)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

CORPORATE BONDS & NOTES—67.3%
	Airlines—2.8%
$1,000	American Airlines, Inc., 10.50%, 10/15/12 (a)(b)(d)(e)	B2/B	$1,030,000
2,275	United Air Lines, Inc., 6.636%, 1/2/24 (k)	Ba1/BBB-	1,888,771

			2,918,771

	Automotive—0.1%
100	Tenneco, Inc., 8.625%, 11/15/14 (k)	Caa2/CCC	94,250

	Banking—1.5%
1,500	UBS AG, 5.875%, 12/20/17 (k)	Aa2/A+	1,537,997

	Financial Services—39.2%
	American International Group, Inc. (k),
4,500	0.62%, 10/18/11, FRN	A3/A-	3,964,568
4,565	5.60%, 10/18/16	A3/A-	3,355,763
2,700	C10 Capital SPV Ltd., 6.722%, 12/31/16 (h)	NR/CCC	2,137,172
	CIT Group, Inc., FRN,
500	0.10%, 12/14/16	Ca/CC	245,935
1,000	0.42%, 3/15/17	Ca/CC	498,160
€1,880	1.176%, 6/20/13	Ca/CC	1,690,017
$1,200	Citigroup Capital XXI, 8.30%, 12/21/77,
	(converts to FRN on 12/21/37)	Baa3/B+	1,078,500
	Ford Motor Credit Co. LLC (k),
2,120	3.26%, 1/13/12, FRN	Caa1/CCC+	1,910,650
3,000	5.549%, 6/15/11, FRN	Caa1/CCC+	2,868,750
1,300	7.25%, 10/25/11	Caa1/CCC+	1,263,365
1,000	7.375%, 2/1/11	Caa1/CCC+	995,091
2,300	7.50%, 8/1/12	Caa1/CCC+	2,210,123
400	8.00%, 6/1/14	Caa1/CCC+	384,909
3,850	8.00%, 12/15/16	Caa1/CCC+	3,578,128
€4,600	General Electric Capital Corp.,
	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	Aa3/A+	5,244,579
	International Lease Finance Corp. (k),
$2,100	4.95%, 2/1/11	Baa3/BBB+	1,923,491
3,000	6.625%, 11/15/13	Baa3/BBB+	2,381,568
2,000	Osiris Capital PLC, 5.509%, 7/15/12, FRN (a)(b)(d)	Ba1/BB+	1,999,326
1,600	Rabobank Nederland NV,
	11.00%, 6/30/19 (a)(d)(h)(k)	Aa2/AA-	1,965,472
1,000	SLM Corp., 8.45%, 6/15/18	Ba1/BBB-	798,920

			40,494,487

4  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

CORPORATE BONDS & NOTES (continued)
	Food & Staples Retailing—2.5%
$2,730	CVS Pass-Through Trust, 5.88%, 1/10/28 (k)	Baa2/BBB+	$2,580,465

	Healthcare & Hospitals—5.2%
3,000	Biomet, Inc., 11.625%, 10/15/17	Caa1/B-	3,285,000
2,000	HCA, Inc., 9.25%, 11/15/16 (k)	B2/BB-	2,072,500

			5,357,500

	Insurance—0.9%
1,000	Foundation Re II Ltd., 7.19%, 11/26/10, FRN (a)(b)(d)	NR/BB+	983,307

	Metals & Mining—2.2%
2,000	Teck Resources Ltd., 10.25%, 5/15/16 (k)	Ba2/BB+	2,270,000

	Oil & Gas—8.1%
3,000	Kinder Morgan Energy Partners L.P., 6.50%, 9/1/39 (k)	Baa2/BBB	3,061,938
3,000	Quicksilver Resources, Inc., 11.75%, 1/1/16	B2/B	3,322,500
2,000	SandRidge Energy, Inc., 8.625%, 4/1/15, PIK (k)	B3/B-	1,992,500

			8,376,938

	Retail—2.6%
3,000	New Albertson’s, Inc., 8.00%, 5/1/31	Ba3/B+	2,707,500

	Telecommunications—2.2%
2,000	Wind Acquisition Finance S.A., 11.75%, 7/15/17 (a)(d)(k)	B2/BB-	2,265,000

	Total Corporate Bonds & Notes (cost—$67,833,696)		69,586,215

U.S. GOVERNMENT AGENCY SECURITIES—62.9%
	Fannie Mae
12,078	6.00%, 8/1/34, MBS (k)	Aaa/AAA	12,832,105
2,450	6.00%, 11/1/34, MBS (k)	Aaa/AAA	2,603,191
4,035	6.00%, 12/1/34, MBS (k)	Aaa/AAA	4,287,036
2,912	6.00%, 11/1/36, MBS (k)	Aaa/AAA	3,080,605
37,000	6.00%, MBS, TBA (e)	Aaa/AAA	39,029,228
179	7.00%, 12/25/23, CMO (k)	Aaa/AAA	201,728
119	7.50%, 6/1/32, MBS (k)	Aaa/AAA	130,226
75	7.80%, 6/25/26, ABS, VRN	Aaa/AAA	77,344
291	10.068%, 12/25/42, CMO, VRN (k)	Aaa/AAA	316,823
880	13.806%, 8/25/22, CMO, FRN (b)(k)	Aaa/AAA	1,082,252

			63,640,538

	Freddie Mac
552	0.343%, 2/1/11, FRN (i)	Aaa/AAA	551,564
604	0.350%, 4/1/11, FRN (i)	Aaa/AAA	605,077
215	0.379%, 3/9/11, FRN (i)	Aaa/AAA	215,414
33	7.00%, 8/15/23, CMO (k)	Aaa/AAA	35,849

			1,407,904

	Total U.S. Government Agency Securities (cost—$64,664,584)		65,048,442

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  5

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

MORTGAGE-BACKED SECURITIES—50.5%
$699	American Home Mortgage Assets,
	1.821%, 11/25/46, CMO, FRN	Caa1/BB-	$282,755
2,600	Banc of America Commercial Mortgage, Inc.,
	5.889%, 7/10/44, CMO, VRN	NR/A+	2,304,077
	Banc of America Funding Corp., CMO, FRN,
465	0.466%, 7/20/36	Ba1/AAA	261,585
3,429	5.746%, 3/20/36	Caa1/B	2,068,012
3,000	Banc of America Large Loan, Inc.,
	0.993%, 8/15/29, CMO, FRN (a)(d)(k)	Aaa/AA	1,896,753
3,000	BCRR Trust, 5.858%, 7/17/40, CMO, VRN (a)(d)(g)(k)	Aaa/NR	1,826,295
1,915	Bear Stearns Adjustable Rate Mortgage Trust,
	5.131%, 2/25/34, CMO, VRN (k)	Aa3/AAA	1,631,659
455	Bear Stearns Alt-A Trust, 5.490%, 9/25/35, CMO, VRN	Ba1/AA-	288,560
1,000	Bear Stearns Commercial Mortgage Securities,
	5.883%, 2/11/41, CMO, VRN (a)(d)	NR/BBB-	440,937
	Bear Stearns Structured Products, Inc., CMO, VRN,
772	5.485%, 12/26/46	Caa1/AAA	484,226
745	5.636%, 1/26/36	B2/AAA	425,013
1,504	Charlotte Gateway Village LLC,
	6.41%, 12/1/16, CMO (a)(d)(g)	NR/A+	1,331,190
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
232	4.248%, 8/25/35	A3/AAA	190,498
2,032	4.70%, 12/25/35 (k)	NR/AAA	1,739,311
1,015	Citigroup/Deutsche Bank Commercial Mortgage Trust,
	5.399%, 7/15/44, CMO, VRN	Aa2/AA	640,402
	Countrywide Alternative Loan Trust, CMO,
1,965	0.456%, 5/20/46, FRN	Ba1/CCC	933,822
2,449	0.576%, 10/25/35, FRN	Ba2/CCC	1,232,921
2,218	5.50%, 3/25/36	B3/NR	1,760,859
807	5.883%, 2/25/37, VRN	NR/CCC	511,458
255	6.25%, 9/25/34	A1/AAA	214,400
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
1,988	0.566%, 3/25/35, FRN (k)	A1/AAA	1,090,560
339	0.636%, 2/25/35, FRN	Ba1/AAA	105,577
1,954	5.364%, 10/20/35, VRN	Ba3/B	1,349,216
1,900	Credit Suisse Mortgage Capital Certificates,
	5.467%, 9/15/39, CMO (k)	Aaa/AAA	1,619,873
379	Deutsche ALT-A Securities, Inc. Alternate Loan Trust,
	5.00%, 10/25/18, CMO	Aaa/AAA	367,603
1,307	First Horizon Alternative Mortgage Securities,
	6.185%, 2/25/36, CMO, FRN	Ca/CC	106,134
3,080	First Horizon Asset Securities, Inc.,
	5.483%, 1/25/37, CMO, FRN	NR/CCC	2,085,233

6 PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

MORTGAGE-BACKED SECURITIES (continued)
	GE Capital Commercial Mortgage Corp., CMO, VRN,
$1,000	5.273%, 7/10/45 (a)(d)	NR/BBB+	$300,937
1,000	5.304%, 5/10/43	NR/A	420,937
624	GMAC Mortgage Corp. Loan Trust,
	4.531%, 6/25/34, CMO, FRN	NR/AAA	375,940
	GSR Mortgage Loan Trust, CMO,
539	4.117%, 9/25/35, FRN	NR/AAA	498,825
1,048	5.50%, 6/25/36	NR/B-	921,040
	Harborview Mortgage Loan Trust, CMO, FRN,
54	0.546%, 4/19/34	Aaa/AAA	47,191
2,935	1.246%, 11/25/47	Baa3/B-	1,640,179
333	2.582%, 11/19/34	Ba1/AAA	175,432
4,310	Indymac Index Mortgage Loan Trust,
	0.516%, 6/25/37, CMO, FRN	Caa1/BB-	878,869
¥109,488	JLOC Ltd., 0.661%, 2/16/16, CMO, FRN (a)(d)	Aaa/AAA	1,161,403
$1,460	JPMorgan Alternative Loan Trust, 7.00%, 12/25/35, CMO	NR/CCC	1,010,131
1,500	JPMorgan Chase Commercial Mortgage Securities Corp.,
	5.458%, 5/15/41, CMO, VRN (a)(d)	Baa1/NR	811,406
	JPMorgan Mortgage Trust, CMO,
2,719	4.956%, 8/25/35, FRN (k)	NR/BB	2,280,342
609	5.236%, 4/25/37, VRN	B1/B-	384,615
644	5.795%, 8/25/36, VRN	B3/NR	462,466
1,914	Luminent Mortgage Trust, 0.446%, 10/25/46, CMO, FRN	Ba1/A+	880,153
535	MASTR Adjustable Rate Mortgage Trust,
	4.242%, 10/25/34, CMO, VRN	NR/AAA	381,050
1,000	Merrill Lynch/Countrywide Commercial Mortgage Trust,
	5.378%, 8/12/48, CMO (k)	Aaa/AAA	748,889
536	MLCC Mortgage Investors, Inc.,
	4.25%, 10/25/35, CMO, FRN	A1/AAA	466,168
	Morgan Stanley Capital I, CMO,
500	5.378%, 11/14/42, VRN	A1/A+	300,469
100	5.379%, 8/13/42, VRN (a)(d)	NR/A-	38,094
1,000	5.569%, 12/15/44 (k)	NR/A+	828,081
1,300	5.809%, 12/12/49	NR/A+	1,116,314
60	Multi-Family Capital Access One, Inc.,
	8.820%, 1/15/24, CMO, VRN	NR/NR	59,449
3,000	RBSCF Trust, 6.068%, 2/17/51, CMO, VRN (a)(d)(g)(k)	NR/NR	1,497,082
619	Structured Adjustable Rate Mortgage Loan Trust,
	2.301%, 5/25/35, CMO, FRN	B3/CCC	273,747
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
203	0.476%, 5/25/45	Ba1/AAA	107,922
797	0.526%, 2/25/36	Ba3/AAA	438,155

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report 7

PIMCO Global StocksPLUS & Income Fund Schedule of Investments September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

MORTGAGE-BACKED SECURITIES (continued)
	Wachovia Bank Commercial Mortgage Trust, CMO,
$725	5.509%, 4/15/47	Aaa/BBB+	$558,845
2,500	6.100%, 2/15/51, VRN (k)	Aaa/AAA	2,037,510
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
326	0.536%, 7/25/45	Aaa/AAA	197,439
1,986	0.536%, 10/25/45 (k)	Aa2/AAA	1,075,581
2,120	0.566%, 7/25/45 (k)	Aaa/AAA	1,280,029
282	1.631%, 1/25/47, FRN	Caa1/AAA	132,559
5,018	Washington Mutual Alternative Mortgage Pass
	Through Certificates,
	1.671%, 4/25/47, CMO, FRN	Ca/B+	1,192,550

	Total Mortgage-Backed Securities (cost—$51,452,461)		52,168,728

ASSET-BACKED SECURITIES—11.1%
1,394	Aircraft Certificate Owner Trust, 6.455%, 9/20/22 (a)(d)(g)	Baa1/BBB	1,221,666
765	Ameriquest Mortgage Securities, Inc.,
	5.871%, 2/25/33, FRN (f)	Ca/D	55,991
948	Conseco Financial Corp., 6.53%, 4/1/30, VRN	Ba3/NR	877,953
435	Denver Arena Trust, 6.94%, 11/15/19 (a)(d)	NR/NR	391,164
2,970	Loomis Sayles, 0.734%, 10/26/20, CLO, FRN (a)(d)	Aa1/AAA	2,496,874
1,097	MASTR Asset Backed Securities Trust, 5.233%, 11/25/35	Ba2/AAA	947,457
1,383	Northwest Airlines, Inc., 1.175%, 5/20/14, FRN,
	(MBIA) (k)	Baa2/BB+	1,161,954
5,000	Origen Manufactured Housing, 7.65%, 3/15/32	B2/NR	4,311,002

	Total Asset-Backed Securities (cost—$11,625,578)		11,464,061

SENIOR LOANS (a)(c)—1.7%
	Automotive Products—1.7%
	Ford Motor Corp., Term B,
119	3.25%, 12/16/13		106,307
1,821	3.51%, 11/29/13		1,623,561

	Total Senior Loans (cost—$1,940,344)		1,729,868

MUNICIPAL BONDS & NOTES—1.5%
	West Virginia—1.5%
1,925	Tobacco Settlement Finance Auth. Rev.,
	7.467%, 6/1/47, Ser. A (cost—$1,810,465)	Baa3/BBB	1,525,197

8  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Schedule of Investments September 30, 2009 (unaudited) (continued)

Principal Amount (000)		Credit Rating (Moody’s/S&P)	Value

U.S. TREASURY BONDS & NOTES (i)—1.1%
	U.S. Treasury Notes,
$471	0.875%, 4/30/11		$472,509
494	0.875%, 5/31/11		495,428
200	1.00%, 8/31/11		200,453

	Total U.S. Treasury Bonds & Notes (cost—$1,164,637)		1,168,390

SHORT-TERM INVESTMENTS—19.7%
	U.S. Treasury Bills (i)—9.4%
9,674	0.20%-0.26%, 2/25/10-3/18/10 (cost—$9,663,850)		9,668,799

	U.S. Government Agency Securities—0.0%
4	Freddie Mac, 8.50%, 5/17/10, MBS (cost—$3,857)	Aaa/AAA	3,772

	Repurchase Agreements—10.3%

9,600	JPMorgan Chase Bank, dated 9/30/09, 0.04%, due 10/1/09, proceeds $9,600,011; collateralized by Fannie Mae, 2.178% due 4/23/12, valued at $9,836,223 including accrued interest		9,600,000

1,037	State Street Bank & Trust Co., dated 9/30/09, 0.01%, due 10/1/09, proceeds $1,037,000; collateralized by U.S. Treasury Bill, 0.063% due 11/27/09, valued at $1,060,000 including accrued interest		1,037,000

	Total Repurchase Agreements (cost—$10,637,000)		10,637,000

	Total Short-Term Investments (cost—$20,304,707)		20,309,571

Contracts

OPTIONS PURCHASED (j)—0.3%
	Put Options—0.3%
178	S&P 500 Index Futures (CBOE),
	strike price $1,010, expires 10/16/09 (cost—$443,168)		329,300

	Total Investments before options written
	(cost—$221,239,640)—216.1%		223,329,772

OPTIONS WRITTEN (j)—(0.7)%
	Call Options—(0.7)%
178	S&P 500 Index Futures (CBOE),
	strike price $1,060, expires 10/16/09		(716,450)

	Total Options Written (premiums received—$1,156,332)		(716,450)

	Total Investments net of options written
	(cost—$220,083,308)—215.4%		222,613,322

	Other liabilities in excess of other assets—(115.4%)		(119,278,042)

	Net Assets—100%		$103,335,280

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  9

PIMCO Global StocksPLUS & Income Fund Schedule of Investments
September 30, 2009 (unaudited) (continued)

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $28,631,353, representing 27.7% of net assets.

(b)	Illiquid.

(c)

These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Fund is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on September 30, 2009.

(d)

144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	When-issued or delayed-delivery. To be settled/delivered after September 30, 2009.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $5,876,233, representing 5.7% of net assets. See Note 1(a) in the Notes to Financial Statements.

(h)	Perpetual maturity. Maturity date shown is the first call date. Interest rate is fixed until the first call date and variable thereafter.

(i)	All or partial amount segregated as collateral for futures contracts and swaps.

(j)	Non-income producing.

(k)	All or partial amount segregated as collateral for reverse repurchase agreements.

Glossary:
ABS—Asset-Backed Securities
CBOE—Chicago Board Options Exchange
CLO—Collateralized Loan Obligation
CMO—Collateralized Mortgage Obligation
€—Euro
FRN—Floating Rate Note. The interest rate disclosed reflects the rate in effect on September 30, 2009.
¥—Japanese Yen
LIBOR—London Inter-Bank Offered Rate
MBIA—insured by Municipal Bond Investors Assurance
MBS—Mortgage-Backed Securities
NR—Not Rated
PIK—Payment-in-Kind
TBA—To Be Announced

VRN—Variable Rate Note. Instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on September 30, 2009.

10 PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund	Statement of Assets
September 30, 2009 (unaudited)	and Liabilities

Assets:

Investments, at value (cost—$210,602,640)	$212,692,772

Repurchase agreements, at cost and value	10,637,000

Cash (including foreign currency of $495,392 with a cost of $496,856)	552,153

Unrealized appreciation on swaps	27,994,560

Swap premiums paid	12,651,300

Receivable for investments sold	10,699,133

Interest receivable	1,805,244

Receivable from broker	108,331

Unrealized appreciation of forward foreign currency contracts	26,213

Receivable for terminated swaps	200

Prepaid expenses	9,517

Total Assets	277,176,423

Liabilities:

Payable for reverse repurchase agreements	73,584,468

Payable for investments purchased	54,415,028

Payable to brokers for collateral	24,400,000

Unrealized depreciation of swaps	18,018,153

Swap premiums received	2,135,169

Options written, at value (premiums received—$1,156,332)	716,450

Investment management fees payable	159,646

Unrealized depreciation of forward foreign currency contracts	147,148

Payable for variation margin on futures contracts	98,885

Interest payable for reverse repurchase agreements	27,944

Payable for terminated swaps	7,582

Payable to broker	2,006

Interest payable	1,151

Accrued expenses	127,513

Total Liabilities	173,841,143

Net Assets	$103,335,280

Composition of Net Assets:

Common Stock:

Par value ($0.00001 per share, applicable to 9,928,506 shares issued and outstanding)	$99

Paid-in-capital in excess of par	229,503,716

Dividends in excess of net investment income	(7,767,850)

Accumulated net realized loss	(131,894,774)

Net unrealized appreciation of investments, futures contracts, options written, swaps and foreign currency transactions	13,494,089

Net Assets	$103,335,280

Net Asset Value Per Share	$10.41

See accompanying Notes to Financial Statements | 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report 11

PIMCO Global StocksPLUS & Income Fund Statement of Operations
Six Months ended September 30, 2009 (unaudited)

Investment Income:

Interest	$4,967,302

Facility and other fee income	1,404

Total Investment Income	4,968,706

Expenses:

Investment management fees	726,379

Interest expense	155,174

Audit and tax services	51,658

Shareholder communications	39,837

Custodian and accounting agent fees	24,523

Transfer agent fees	16,816

New York Stock Exchange listing fees	12,792

Legal fees	6,405

Trustees’ fees and expenses	4,001

Insurance expense	2,243

Miscellaneous	2,379

Total expenses	1,042,207

Net Investment Income	3,926,499

Realized and Change in Unrealized Gain (Loss):

Net realized gain (loss) on:

Investments	(9,063,065)

Futures contracts	13,013,038

Options written	(5,767,417)

Swaps	(3,344,404)

Foreign currency transactions	(749,801)

Net change in unrealized appreciation/depreciation of:
Investments	28,749,597

Futures contracts	(957,785)

Options written	870,588

Swaps	21,088,774

Foreign currency transactions	117,977

Net realized and change in unrealized gain on investments, futures contracts, options written, swaps and foreign currency transactions	43,957,502

Net Increase in Net Assets Resulting from Investment Operations	$47,884,001

12 PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund	Statement of Changes in Net Assets

	Six Months ended September 30, 2009 (unaudited)	Year ended March 31, 2009

Investment Operations:

Net Investment Income	$3,926,499	$5,105,193

Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	(5,911,649)	(103,625,527)

Net change in unrealized appreciation/depreciation of investments, futures contracts, options written, swaps and foreign currency transactions	49,869,151	(9,518,571)

Net increase (decrease) in net assets resulting from investment operations	47,884,001	(108,038,905)

Dividends and Distributions to Shareholders from:

Net investment income	(10,844,674)	(26,576,059)

Net realized gains	—	(19,516,328)

Total dividends and distributions to shareholders	(10,844,674)	(46,092,387)

Capital Share Transactions:

Reinvestment of dividends and distributions	1,852,299	3,717,119

Total increase (decrease) in net assets	38,891,626	(150,414,173)

Net Assets:

Beginning of period	64,443,654	214,857,827

End of period (including dividends in excess of net investment income of income of $(7,767,850) and $(849,675), respectively)	$103,335,280	$64,443,654

Shares Issued in Reinvestment of Dividends and Distributions	154,227	383,167

See accompanying Notes to Financial Statements | 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  13

PIMCO Global Stocks PLUS & Income Fund Statement of Cash Flows
Six Months ended September 30, 2009 (unaudited)

Decrease in Cash from:

Cash Flows used for Operating Activities:

Net increase in net assets resulting from investment operations	$47,884,001

Adjustments to reconcile net increase in net assets resulting from investment operations to net cash used for operating activities:

Purchases of long-term investments	(308,714,681)

Proceeds from sales of long-term investments	198,683,078

Sale of short-term portfolio investments, net	3,626,884

Net change in unrealized appreciation/depreciation on investments, futures contracts, options written, swaps and foreign currency transactions	(49,869,151)

Net realized loss on investments, futures contracts, options written, swaps and foreign currency transactions	5,911,649

Net amortization on investments	(1,050,339)

Increase in receivable for investments sold	(10,489,137)

Increase in interest receivable	(674,207)

Proceeds from futures contracts transactions, net	12,572,738

Decrease in deposits with brokers	7,990,000

Increase in receivable from broker	(21,666)

Increase in payable to brokers for collateral	21,960,000

Decrease in prepaid expenses	11,246

Increase in payable for investments purchased	50,235,353

Increase in interest payable for reverse repurchase agreements	22,130

Periodic and termination payments of swaps, net	(24,257,316)

Proceeds from currency transactions	(754,146)

Increase in investment management fees payable	89,525

Increase in interest payable	1,151

Decrease in accrued expenses	(72,938)

Net cash used for operating activities	(46,915,826)

Cash flows provided by Financing Activities:

Increase in reverse repurchase agreements	55,767,468

Cash dividends paid (excluding reinvestment of dividends of $1,852,299)	(10,784,489)

Net cash provided by financing activities	44,982,979

Net decrease in cash	(1,932,847)

Cash at beginning of period	2,485,000

Cash at end of period	$552,153

The Fund paid $131,893 in cash for interest primarily on reverse repurchase agreements.

14  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 | See accompanying Notes to Financial Statements

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Global StocksPLUS & Income Fund (the “Fund”) was organized as a Massachusetts business trust on February 16, 2005. Prior to commencing operations on May 31, 2005, the Fund had no operations other than matters relating to its organization as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”), serves as the Fund’s Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value per share of common stock authorized.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund normally attempts to achieve its investment objective by investing in equity index derivative instruments relating to U.S. and non-U.S. markets, backed by an actively-managed, low duration (one to three year) debt portfolio with an average credit quality that is investment grade. The Fund currently intends to gain substantially all of its equity index exposure by investing in equity index derivatives based on the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the Morgan Stanley Capital International® Europe, Australasia and the Far East Index (the “MSCI EAFE Index”). The Fund also will employ a strategy of writing (selling) call options on U.S. equity indexes, seeking to generate gains from option premiums which may limit the Fund’s gains from increases in the S&P 500 Index. Typically, substantially all the Fund’s assets will be invested in a portfolio of income-producing debt securities and debt-related derivative securities. There is no guarantee that the Fund will meet its stated objective.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments
Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange-traded futures and options on futures are valued at the settlement price determined by the relevant exchange. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily until settlement at the forward settlement value. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and the NAV may change on days when an investor is not able to purchase or sell shares.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report 15

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments (continued)

The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(b) Fair Value Measurements
Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Fund to measure fair value during the six months ended September 30, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Fund utilized a multi-dimensional relational pricing model and option-adjusted spread pricing as fair-value techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the inputs used at September 30, 2009 in valuing the Fund’s assets and liabilities is listed below:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 9/30/2009

Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	—	$1,030,000	$1,888,771	$2,918,771
All Other	—	66,667,444	—	66,667,444
U.S. Government Agency Securities	—	65,048,442	—	65,048,442
Mortgaged-Backed Securities	—	47,514,161	4,654,567	52,168,728
Asset-Backed Securities	—	9,080,441	2,383,620	11,464,061
Senior Loans	—	1,729,868	—	1,729,868
Municipal Bonds & Notes	—	1,525,197	—	1,525,197
U.S. Treasury Bonds and Notes	—	1,168,390	—	1,168,390
Short-Term Investments	—	20,309,571	—	20,309,571
Options Purchased	$329,300	—	—	329,300

Total Investments in Securities—Assets	$329,300	$214,073,514	$8,926,958	$223,329,772

Investments in Securities—Liabilities
Options Written	$(716,450)	—	—	$(716,450)

Other Financial Instruments*	$1,110,115	$8,121,506	$1,733,966	$10,965,587

Total Investments in Securities	$722,965	$222,195,020	$10,660,924	$233,578,909

16 PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(b) Fair Value Measurements (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended September 30, 2009, were as follows:

	Beginning Balance 3/31/09	Net Purchases (Sales) and Settlements	Accrued Discounts (Premiums)	Total Realized Gain (Loss)	Total Change in Unrealized Appreciation/ Depreciation	Transfers in and/or out of Level 3	Ending Balance 9/30/09

Investments in Securities—Assets
Corporate Bonds & Notes:
Airlines	$2,646,768	$(1,388,172)	$(85)	$(97,782)	$728,042	—	$1,888,771
Mortgaged-Backed Securities	1,173,027	3,078,679	19,414	(2,113)	385,560	—	4,654,567
Asset-Backed Securities	—	994,282	15,548	5,435	(246,101)	$1,614,456	2,383,620

Total Investments in Securities—Assets	$3,819,795	$2,684,789	$34,877	$(94,460)	$867,501	$1,614,456	$8,926,958

Other Financial Instruments*	$2,679,330	—	—	—	$(487,485)	$(457,879)	$1,733,966

Total Investments in Securities	$6,499,125	$2,684,789	$34,877	$(94,460)	$380,016	$1,156,577	$10,660,924

*

Other Financial Instruments are derivative instruments not reflected in the Schedule of Investments, such as swap agreements, futures contracts and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

The net change in unrealized appreciation/depreciation of investments and other financial instruments, which the Fund held at September 30, 2009 was $543,978 and $(487,485), respectively. Realized gain (loss) and change in unrealized appreciation/depreciation are reflected on the Statement of Operations.

(c) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Facility fees and other fees (such as origination fees) received by the Fund are amortized as income over the expected term of the senior loan. Commitment fees received by the Fund relating to unfunded purchase commitments are recorded as other fee income upon receipt. Paydown gains and losses are netted and recorded as interest income on the Statement of Operations.

(d) Federal Income Taxes
The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. Fund management has determined that its evaluation has resulted in no material impact to the Fund’s financial statements at September 30, 2009. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  17

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions
The Fund declares dividends from net investment income monthly to shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

(f) Foreign Currency Translation
The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial and income tax reporting purposes.

(g) Senior Loans
The Fund purchases assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution (the “Agent”) for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Fund succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender.

(h) Repurchase Agreements
The Fund may enter into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell such securities at an agreed upon price and date (“repurchase agreements”). The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. Such agreements are carried at the contract amount in the financial statements, which is considered to represent fair-value. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, are held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Reverse Repurchase Agreements
In a reverse repurchase agreement, the Fund sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed date and price. Generally, the effect of such a transaction is that the Fund can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash. Unless the Fund covers its positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under the agreements will be subject to the Fund’s limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price.

18  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(i) Reverse Repurchase Agreements (continued)

In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Mortgage-Related and Other Asset-Backed Securities
Investments in mortgage-related or other asset-backed securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. The value of some mortgage-related or asset backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

(k) U.S. Government Agencies or Government-Sponsored Enterprises
Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

(l) When-Issued/Delayed-Delivery Transactions
When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Fund will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

(m) Interest Expense
Interest expense relates primarily to the Fund’s liability in connection with reverse repurchase agreements. Interest expense is recorded as it is incurred.

(n) Custody Credits on Cash Balances
The Fund benefits from an expense offset arrangement with its custodian bank, whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Fund.

2. Principal Risk

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (credit/counterparty risk). The main risks from derivative instruments are interest rate, foreign currency, market price and credit/counterparty risks.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  19

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

2. Principal Risk (continued)

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund may be subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of equity securities, such as common stock and preferred stock or equity-related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund may be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. The Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Fund’s sub-adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Fund’s counterparty risks by performing reviews of each counterparty. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivative and foreign exchange contracts, entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Fund.

20  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

2. Principal Risk (continued)

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The Fund is also a party to Master Repurchase Agreements (“Master Repo Agreements”) with select counterparties. The Master Repo Agreements maintain provision for, initiation, income payments, events of default, and maintenance of collateral.

The credit risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Fund’s overall exposure to credit risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

3. Market and Credit Risk

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (“SIPA”) was commenced with respect to Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Fund had select holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions outstanding with Lehman Brothers entities as issuer, referenced entity, counterparty or guarantor at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. The security holdings, credit default swap agreements, foreign currency transactions, securities and derivatives transactions associated with Lehman Brothers as counterparty have been written down to their estimated recoverable values. Anticipated losses for securities and derivatives transactions associated with Lehman Brothers have been incorporated as receivable from broker and payable to broker on the Statement of Assets and Liabilities and net realized gain (loss) on the Statement of Operations. A facilitated auction occurred on October 10, 2008 comprising multiple pre-approved brokerage agencies to determine the estimated recovery rate for holdings and credit default swap agreements with Lehman Brothers Holdings Inc. as the referenced entity. These recovery rates have been utilized in determining estimated recovery values for certain holdings. Financial assets and liabilities may be offset and the net amount may be reported in the Statement of Assets and Liabilities of the Fund where there is a legally enforceable right to set off the recognized amounts and the provisions of offsetting of amounts related to certain contracts have been met.

The Sub-Adviser has delivered notices of default and in some cases, claim notices, to certain entities of Lehman Brothers in accordance with the terms of the applicable agreements. For transactions with Lehman Brothers counterparties, the Sub-Adviser has terminated the trades and has obtained quotations from brokers for replacement trades.

4. Financial Derivative Instruments

Disclosure about derivative instruments and hedging activities require qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of and gains and losses on derivative instruments, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges” and those that do not qualify for such accounting. Although the Fund may sometimes use derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment. The derivative instruments outstanding as of September 30, 2009, as disclosed in the Notes to Financial Statements and the amounts of realized gain (loss) and changes in appreciation/depreciation on derivative instruments during the period as disclosed in the Fund’s Statement of Operations serve as indicators of the Fund’s volume of derivative activity.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  21

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

4. Financial Derivative Instruments (continued)

(a) Forward Foreign Currency Contracts
A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In addition, these contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund’s Statement of Assets and Liabilities.

(b) Futures Contracts
The Fund may use futures contracts to manage its exposure to the securities markets or the movements in interest rates and currency values. A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum ‘‘initial margin’’ requirements of the exchange. Pursuant to the contracts, the Fund agrees to receive from or pay to the broker an amount of cash or securities equal to the daily fluctuation in the value of the contracts. Such receipts or payments are known as ‘‘variation margin’’ and are recorded by the Fund as unrealized appreciation or depreciation. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contracts at the time they were opened and the value at the time they were closed. Any unrealized appreciation or depreciation recorded is simultaneously reversed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and underlying hedged assets, and the possible inability or unwillingness of counterparties to meet the terms of their contracts.

(c) Option Transactions
The Fund may purchase and write (sell) put and call options on securities for hedging purposes, risk management purposes or otherwise as part of its investment strategies. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options is decreased by the premiums paid.

When an option is written, the premium received is recorded as an asset with an equal liability which is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

(d) Swap Agreements
Swap agreements are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. The Fund may enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage its exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

22  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

4. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

Payments received or made at the beginning of the measurement period are reflected as such on the Fund’s Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Fund’s Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Fund’s Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Credit Default Swap Agreements — Credit default swap agreements involve one party (referred to as the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit events. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  23

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

4. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. The Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed later in the Notes (see 6(c)) and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2009 for which the Fund is the seller of protection are disclosed later in the Notes (see 6(c)). These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.

24  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

4. Financial Derivative Instruments (continued)

Fair Value of Derivative Instruments at September 30, 2009

The following is a summary of the fair valuation of the Fund’s derivatives instruments categorized by risk exposure.

The effect of derivative instruments on the Fund’s Statement of Assets and Liabilities at September 30, 2009:

Location	Equity Contracts	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total

Asset Derivatives:
Unrealized appreciation on swaps	$12,500,910	$10,773,437	$4,720,213	—	$27,994,560
Receivable for variation margin on futures contracts*	1,110,115	—	—	—	1,110,115
Unrealized appreciation of forward foreign currency contracts	—	—	—	$26,213	26,213

Total Asset Derivatives	$13,611,025	$10,773,437	$4,720,213	$26,213	$29,130,888

Liability Derivatives:
Unrealized depreciation on swaps	$(2,089,232)	$(11,990,645)	$(3,938,276)	—	$(18,018,153)
Options written, at value	(716,450)	—	—	—	(716,450)
Unrealized depreciation of forward foreign currency contracts	—	—	—	$(147,148)	(147,148)

Total Liability Derivatives	$(2,805,682)	$(11,990,645)	$(3,938,276)	$(147,148)	$(18,881,751)

*	Includes cumulative appreciation/depreciation on futures contracts. Only unsettled receivable/payable for variation margin is reported within the Statement of Assets and Liabilities.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report   25

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

4. Financial Derivative Instruments (continued)

(d) Swap Agreements (continued)

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended September 30, 2009:

Location	Equity Contracts	Interest Rate Contracts	Credit Contracts	Foreign Exchange Contracts	Total

Realized Gain (Loss) on:
Futures contracts	$12,389,675	$623,363	—	—	$13,013,038
Options written	(5,767,417)	—	—	—	(5,767,417)
Swaps	572,254	(744,475)	$(3,172,183)	—	(3,344,404)
Foreign currency transactions	—	—	—	$(809,514)	(809,514)

Total Realized Gain (Loss)	$7,194,512	$(121,112)	$(3,172,183)	$(809,514)	$3,091,703

Net Change in Unrealized Appreciation/Depreciation of:
Futures contracts	$(477,410)	$(480,375)	—	—	$(957,785)
Options written	870,588	—	—	—	870,588
Swaps	15,716,308	(1,217,208)	$6,589,674	—	21,088,774
Foreign currency transactions	—	—	—	$122,322	122,322

Total Change in Unrealized Appreciation/Depreciation	$16,109,486	$(1,697,583)	$6,589,674	$122,322	$21,123,899

5. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets means the total assets of the Fund (including any assets attributable to any borrowings that may be outstanding, minus accrued liabilities (other than liabilities representing borrowings)).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. The Investment Manager, not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

6. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations for the six months ended September 30, 2009, were $118,977,033 and $71,161,127, respectively. Purchases and sales in U.S. Government obligations were $189,737,648 and $127,587,265, respectively.

(a) Futures contracts outstanding at September 30, 2009:

Type	Contracts	Market Value (000)	Expiration Date	Unrealized Appreciation

Long: E-mini S&P 500 Index	638	$ 33,588	12/18/09	$693,590
S&P 500 Index	82	21,584	12/17/09	416,525

				$1,110,115

26  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

6. Investments in Securities (continued)

(b) Transactions in options written for the six months ended September 30, 2009:

	Contracts	Premiums

Options outstanding, March 31, 2009	155	$1,239,419
Options written	1,045	7,288,680
Options terminated in closing transactions	(1,022)	(7,371,767)

Options outstanding, September 30, 2009	178	$1,156,332

(c) Credit default swap agreements:

Buy protection swap agreements outstanding at September 30, 2009(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)(4)	Credit Spread(3)	Termination Date	Payments Paid by Fund	Market Value(5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)

Citigroup:
CIFC	$1,000	†	10/20/20	(2.15)%	$722,331	—	$722,331
Goldman Sachs:
CIFC	488	20.71%	10/20/20	(4.50)%	336,754	—	336,754
TELOS	1,500	29.41%	10/11/21	(5.00)%	1,011,635	—	1,011,635
JPMorgan Chase:
CIT Group	800	30.01%	12/20/13	(5.00)%	281,589	$360,000	(78,411)
Indymac Home Equity Loan	1,427	13.00%	6/25/30	(0.45)%	636,264	—	636,264
Morgan Stanley:
ABS Home Equity Index	1,272	204.30%	6/25/34	(1.15)%	1,220,748	—	1,220,748
CIT Group	1,800	30.01%	12/20/13	(5.00)%	633,575	810,000	(176,425)

					$4,842,896	$1,170,000	$3,672,896

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  27

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

6. Investments in Securities (continued)

Sell protection swap agreements outstanding at September 30, 2009(2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount Payable on Default (000)(4)	Credit Spread(3)	Termination Date	Payments Received by Fund	Market Value(5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)

Bank of America:
Long Beach Mortgage
Loan Trust	$738	60.25%	7/25/33	6.25%	$(619,631)	—	$(619,631)
SLM	5,000	9.80%	12/20/10	5.00%	(262,139)	$(437,500)	175,361
Barclays Bank:
Dow Jones CDX HY-8
Index 35-100%	2,407	1.36%	6/20/12	0.79%	(35,507)	—	(35,507)
Federation of Russia	4,900	2.12%	7/20/11	1.65%	(24,025)	—	(24,025)
Citigroup:
Dow Jones CDX HY-8
Index 35-100%	1,444	1.36%	6/20/12	0.63%	(27,312)	—	(27,312)
General Electric	2,100	2.02%	12/20/13	4.65%	215,844	—	215,844
SLM	2,000	8.73%	12/20/13	5.00%	(229,939)	(315,000)	85,061
Deutsche Bank:
American International Group	2,000	8.11%	3/20/13	2.10%	(336,609)	—	(336,609)
CIT Group	2,000	27.48%	12/20/13	5.00%	(674,810)	(530,000)	(144,810)
General Electric	1,300	2.02%	12/20/13	4.70%	136,145	—	136,145
SLM	1,200	8.73%	12/20/13	5.00%	(137,964)	(168,000)	30,036
Merrill Lynch & Co.:
ABS Home Equity Index	995	37.26%	5/25/46	0.11%	(578,559)	(179,009)	(399,550)
American Express	1,000	1.27%	12/20/13	4.40%	125,004	—	125,004
Dow Jones CDX HY-8
Index 35-100%	2,407	1.36%	6/20/12	0.91%	(27,662)	—	(27,662)
SLM	1,000	8.73%	12/20/13	5.00%	(114,970)	(140,000)	25,030
Morgan Stanley:
Indymac Home Equity Loan	1,427	13.00%	6/25/30	1.82%	(565,033)	—	(565,033)
Morgan Stanley Dean Witter	301	237.80%	8/25/32	3.23%	(290,777)	(5,660)	(285,117)
UBS:
ABS Home Equity Index	1,272	204.30%	6/25/34	1.50%	(1,218,184)	—	(1,218,184)

					$(4,666,128)	$(1,775,169)	$(2,890,959)

†	Credit spread not quoted for asset-backed securities.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

28  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

6. Investments in Securities (continued)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at September 30, 2009 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(d) Interest rate swap agreements outstanding at September 30, 2009:

			Rate Type

Swap Counterparty	Notional Amount (000	Termination Date	Payments Made by Fund	Payments Received by Fund	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)

Credit Suisse
First Boston	$80,000	6/17/29	3-Month USD-LIBOR	4.60%	$9,267,110	$(360,000)	$9,627,110
Credit Suisse
First Boston	80,000	12/16/29	4.00%	3-Month USD-LIBOR	(910,649)	8,160,000	(9,070,649)
Deutsche Bank	50,000	9/22/16	3-Month USD-LIBOR	3.30%	700,119	—	700,119
Deutsche Bank	50,000	12/16/16	4.00%	3-Month USD-LIBOR	(30,019)	568,000	(598,019)
Morgan Stanley	69,000	6/16/12	3-Month USD-LIBOR	3.00%	1,108,608	662,400	446,208
Royal Bank
of Scotland	20,300	12/16/29	4.00%	3-Month USD-LIBOR	(231,077)	2,090,900	(2,321,977)

					$9,904,092	$11,121,300	$(1,217,208)

(e) Total return swap contracts outstanding at September 30, 2009:

Pay/Receive Total Return on Referenced Index	Index	# of Shares or Units	Floating Rate(6)	Notional Amount	Maturity Date	Counterparty	Unrealized Appreciation/ Depreciation

Pay	MSCI Daily		3-Month USD-LIBOR
	Total Return EAFE	2,596	minus 0.41%	$7,450,588	11/30/09	Merrill Lynch & Co.	$(2,089,232)
Receive	MSCI Daily		3-Month USD-LIBOR
	Total Return EAFE	15,523	minus 0.41%	44,535,520	11/30/09	Merrill Lynch & Co.	12,500,910

							$10,411,678

(6)	Floating rate is based upon predetermined notional amounts, which may be a multiple of the number of shares or units disclosed.

EAFE – Europe and Australasia, Far East Equity Index
LIBOR – London Inter-Bank Offered Rate
MSCI – Morgan Stanley Capital International

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  29

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

6. Investments in Securities (continued)

(f) Forward foreign currency contracts outstanding at September 30, 2009:

	Counterparty	U.S. $ Value on Origination Date	U.S. $ Value September 30, 2009	Unrealized Appreciation (Depreciation)

Sold:
371,000 British Pound settling 10/28/09	BNP Paribas Bank	$619,507	$593,294	$26,213
1,660,000 Euro settling 10/8/09	Barclays Bank	2,377,958	2,426,412	(48,454)
1,985,000 Euro settling 10/8/09	BNP Paribas Bank	2,842,528	2,901,463	(58,935)
109,934,000 Japanese Yen settling
10/20/09	BNP Paribas Bank	1,188,215	1,227,974	(39,759)

				$ (120,935)

The Fund received $22,980,000 in cash as collateral for derivative contracts. Cash collateral received may be invested in accordance with the Fund’s investment strategy.

(g) Open reverse repurchase agreements at September 30, 2009 were:

Counterparty	Rate	Trade Date	Maturity Date	Principal & Interest	Principal

Barclays:	0.21%	9/14/09	10/14/09	$126,013	$126,000
	0.21%	9/24/09	10/14/09	3,000,123	3,000,000
	0.28%	9/14/09	10/14/09	1,537,203	1,537,000
	0.75%	9/14/09	10/14/09	3,729,788	3,728,468
	0.75%	9/24/09	10/23/09	3,105,453	3,105,000
Bank of America:	1.25%	9/29/09	10/28/09	5,260,365	5,260,000
Credit Suisse First Boston:	0.75%	9/10/09	10/9/09	2,538,110	2,537,000
	0.75%	9/14/09	10/14/09	2,881,020	2,880,000
Greenwich Capital:	1.25%	9/22/09	10/22/09	3,094,964	3,094,000
	1.26%	9/1/09	10/1/09	1,317,381	1,316,000
	1.51%	9/1/09	10/1/09	2,530,178	2,527,000
	1.76%	9/1/09	10/1/09	1,850,709	1,848,000
Goldman Sachs & Co.:	0.19%	9/28/09	10/14/09	5,276,084	5,276,000
	0.21%	9/22/09	10/14/09	7,133,374	7,133,000
	0.21%	9/25/09	10/14/09	6,678,234	6,678,000
JPMorgan Chase:	1.10%	9/2/09	10/2/09	7,724,839	7,718,000
	1.25%	9/4/09	10/5/09	3,060,867	3,058,000
	1.50%	9/4/09	10/5/09	1,275,433	1,274,000
Morgan Stanley:	0.70%	9/14/09	10/15/09	3,257,076	3,256,000
	0.70%	9/22/09	10/22/09	2,717,475	2,717,000
	1.25%	9/22/09	10/22/09	5,517,723	5,516,000

					$73,584,468

The weighted average daily balance of reverse repurchase agreements outstanding during the six months ended September 30, 2009 was $60,583,436, at a weighted average interest rate of 0.48%. The total market value of underlying collateral (refer to the Schedule of Investments for positions segregated as collateral for reverse repurchase agreements) for open reverse repurchase agreements at September 30, 2009 was $89,849,032.

The Fund received $275,000 in U.S Treasury Bills and $1,420,000 in cash as collateral for reverse repurchase agreements. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received as securities cannot be pledged.

30  PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund Notes to Financial Statements
September 30, 2009 (unaudited) (continued)

7. Income Tax Information

The cost basis of portfolio securities of $221,239,640 is substantially the same for both federal income tax purposes and financial reporting purposes. Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $7,285,155; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $5,195,023 and net unrealized appreciation for federal income tax purposes is $2,090,132.

8. Legal Proceedings

In June and September 2004, the Investment Manager and certain of its affiliates (including PEA Capital LLC (“PEA”), Allianz Global Investors Distributors LLC and Allianz Global), agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (“SEC”) and the New Jersey Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. The settlements related to an alleged “market timing” arrangement in certain open-end funds formerly sub-advised by PEA. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. Subsequent to these events, PEA deregistered as an investment adviser and dissolved. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of their affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. Any potential resolution of these matters may include, but not be limited to judgments or settlements for damages against the Investment Manager, Sub-Adviser, or its affiliates or related injunctions.

In addition, the Sub-Adviser is the subject of a lawsuit in the Northern District of Illinois Eastern Division in which the complaint alleges that plaintiffs each purchased and sold a 10-year Treasury note futures contract and suffered damages from an alleged shortage when the Sub-Adviser held both physical and futures positions in 10-year Treasury notes for its client accounts. In July 2007, the court granted class certification of a class consisting of those persons who purchased futures contracts to offset short positions between May 9, 2005 and June 30, 2005. The Sub-Adviser currently believes that the complaint is without merit and the Sub-Adviser intends to vigorously defend against this action.

The Investment Manager and the Sub-Adviser believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

9. Resignation of Trustee

Diana L. Taylor resigned as a Trustee of the Fund on September 10, 2009.

10. Subsequent Events

Fund management has evaluated subsequent events following the six months ended September 30, 2009 through November 24, 2009, which is the date the financial statements were issued. The subsequent events were as follows:

On October 1, 2009, a dividend of $0.18335 per share was declared to shareholders payable November 2, 2009 to shareholders of record on October 13, 2009.

On November 2, 2009, a dividend of $0.18335 per share was declared to shareholders payable December 1, 2009 to shareholders of record on November 12, 2009.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  31

PIMCO Global StocksPLUS & Income Fund Financial Highlights
For a share of stock outstanding throughout each period:

	Six Months ended September 30, 2009 (unaudited)
									For the period May 31, 2005* through March 31, 2006
			Year ended March 31,

			2009		2008		2007

Net asset value, beginning of period	$6.59		$22.88		$27.56		$26.04		$23.88	**

Investment Operations:

Net investment income	0.40		0.63		1.22		1.04		0.80

Net realized and change in unrealized gain (loss) on investments, futures contracts, options written, swaps, unfunded loan commitments and foreign currency transactions	4.52		(12.03)		(2.88)		2.92		3.52

Total from investment operations	4.92		(11.40)		(1.66)		3.96		4.32

Dividends and Distributions to Shareholders from:

Net investment income	(1.10)		(2.82)		(2.61)		(2.24)		(2.11)

Net realized gains	—		(2.07)		(0.41)		(0.20)		—

Total dividends and distributions to common shareholders	(1.10)		(4.89)		(3.02)		(2.44)		(2.11)

Capital Share Transactions:

Offering costs charged to paid-in capital in excess of par	—		—		—		—		(0.05)

Net asset value, end of period	$10.41		$6.59		$22.88		$27.56		$26.04

Market price, end of period	$16.30		$8.64		$22.20		$27.36		$24.49

Total Investment Return (1)	105.37%		(40.72)%		(8.02)%		22.51%		6.80%

RATIOS/SUPPLEMENTAL DATA:

Net assets end of period (000)	$103,335		$64,444		$214,858		$258,779		$242,981

Ratio of expenses to average net assets, including interest expense	2.45	%(3)	3.25	%(2)	3.14	%(2)	2.66	%(2)	1.99	%(2)(3)

Ratio of expenses to average net assets, excluding interest expense	2.09	%(3)	1.88	%(2)	1.51	%(2)	1.42	%(2)	1.31	%(2)(3)

Ratio of net investment income to average net assets	9.24	%(3)	3.43%		4.62%		3.91%		3.82	%(3)

Portfolio turnover	152%		214%		156%		86%		105%

*	Commencement of operations.

**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.

(1)

Total investment return is calculated assuming a purchase of a share of stock at the current market price on the first day of each period and a sale of a share of stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.

(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(n) in Notes to Financial Statements).

(3)	Annualized.

32 PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Adviser. The Trustees met in person on June 16-17, 2009 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the continuation of the Fund’s Advisory Agreement and the Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2009.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”) on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Fund identified by Lipper and the performance of applicable benchmark indices, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) the profitability to the Investment Manager and the Sub-Adviser from their relationship with the Fund for the one year period ended March 31, 2009, (iv) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (v) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper, the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report 33

PIMCO Global StocksPLUS & Income Fund	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance, management fee expense and total expenses. The Trustees noted that the Investment Manager had provided a memorandum containing comparative information on the performance and expenses information of the Fund compared to its Lipper peer categories. The Trustees noted that while the Fund is not charged a separate administration fee, it was not clear whether the peer funds in the Lipper categories were charged such a fee by their investment managers.

The Trustees noted that the expense group for the Fund is small consisting of six funds. The Trustees also noted that the actual management fees and total actual expenses were both worse than the median and that the Fund had bottom quintile performance for the one-year and three-year periods ended March 31, 2009. However, the Trustees noted that more recently, the Fund’s performance moved into the first and second quintiles for the 3-months and year-to-date as of May 31, 2009, respectively. At the request of the Trustees, the Investment Manager and Sub-Adviser agreed to provide performance information related to the Fund on a monthly basis.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts to continue to improve the Fund’s investment performance. The Trustees agreed to reassess the services provided by the Investment Manager and Sub-Adviser under the Agreements in light of the Fund’s ongoing performance at each quarterly Board meeting.

Because the Sub-Adviser does not manage any funds or institutional separate accounts with investment strategies similar to the Fund, the Trustees did not consider the management fees charged by the Sub-Adviser to other clients.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager and the Sub-Adviser from their relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser.

34 PIMCO Global StocksPLUS & Income Fund Semi-Annual Report | 9.30.09 |

PIMCO Global StocksPLUS & Income Fund	Annual Shareholder Meeting
Results/Proxy Voting
Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on July 14, 2009. Shareholders voted as indicated below:

	Affirmative	Withheld Authority

Re-election of Paul Belica — Class I to serve until 2012	8,806,829	242,039
Re-election of Hans W. Kertess — Class I to serve until 2012	8,799,764	249,104
Re-election of William B. Ogden, IV — Class I to serve until 2012	8,820,213	228,655

Messrs. Robert E. Connor, John C. Maney* and R. Peter Sullivan III continue to serve as Trustees of the Fund.

Diana L. Taylor resigned as Trustee of the Fund on September 10, 2009.
* Interested Trustee.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov.

| 9.30.09 | PIMCO Global StocksPLUS & Income Fund Semi-Annual Report  35

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Board of Trustees	Fund Officers
Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer
Paul Belica	Lawrence G. Altadonna
Robert E. Connor	Treasurer, Principal Financial & Accounting Officer
John C. Maney	Thomas J. Fuccillo
William B. Ogden, IV	Vice President, Secretary & Chief Legal Officer
R. Peter Sullivan III	Scott Whisten
Assistant Treasurer
Richard J. Cochran
Assistant Treasurer
Youse E. Guia
Chief Compliance Officer
Kathleen A. Chapman
Assistant Secretary
Lagan Srivastava
Assistant Secretary

Investment Manager
Allianz Global Investors Fund Management LLC
1345 Avenue of the Americas
New York, NY 10105

Sub-Adviser
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660

Custodian & Accounting Agent
State Street Bank & Trust Co.
801 Pennsylvania Avenue
Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar
PNC Global Investment Servicing
P.O. Box 43027
Providence, RI 02940-3027

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

Legal Counsel
Ropes & Gray LLP
One International Place
Boston, MA 02110-2624

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Global StocksPLUS & Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On July 22, 2009, the Fund submitted CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of the date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

ITEM 2. CODE OF ETHICS

          Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

          Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

          Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

          Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

          Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not required in this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

          Not required in this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES.

          None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-3(c))), as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes over financial reporting (as defined in rule 30a-3(d) under the Act (17 CFR 270.30a -3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.302 CERT – Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. – Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Global StocksPLUS ® & Income Fund

By:	/s/ Brian S. Shlissel

Brian S. Shlissel
President & Chief Executive Officer

Date: December 4, 2009

By:	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: December 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel

Brian S. Shlissel
President & Chief Executive Officer

Date: December 4, 2009

By:	/s/ Lawrence G. Altadonna

Lawrence G. Altadonna
Treasurer, Principal Financial &
Accounting Officer

Date: December 4, 2009